TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus

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Effective immediately, the following paragraph replaces in its entirety the corresponding paragraph in the “Shareholder Information—Fund Expenses” sub-section of the Prospectus under the heading “Sub-Transfer Agency Fees”:

Class I shares and Class R1 shares may pay sub-transfer agency fees of up to 0.10% and 0.15%, respectively, to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The other classes offered in this prospectus do not pay sub-transfer agency fees directly, but, the transfer agent may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.

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Investors Should Retain this Supplement for Future Reference

August 16, 2017